                                                                 Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:       May 24, 2010

Issuer Name and Ticker or Trading        Crosstex Energy, L.P. [XTEX]
Symbol:

Designated Filer:                        GSO Crosstex Holdings LLC

Other Joint Filers:                      Blackstone / GSO Capital Solutions
                                         Fund LP Blackstone / GSO Capital
                                         Solutions Associates LLC GSO
                                         Special Situations Fund LP GSO Capital
                                         Partners LP GSO Advisor Holdings L.L.C.
                                         GSO Holdings I LLC
                                         Blackstone Holdings I L.P.
                                         Blackstone Holdings I/II GP Inc.
                                         The Blackstone Group L.P.
                                         Blackstone Group Management L.L.C.
                                         Mr. Stephen A. Schwarzman,
                                         Bennett J. Goodman,
                                         J. Albert Smith III,
                                         Douglas I. Ostrover

Addresses:                               The address of the principal business
                                         and principal office of each of GSO
                                         Crosstex Holdings LLC, Blackstone/GSO
                                         Capital Solutions Fund LP,
                                         Blackstone/GSO Capital Solutions
                                         Associates LLC, GSO Special Situations
                                         Fund LP, GSO Capital Partners LP, GSO
                                         Advisor Holdings L.L.C., GSO Holdings I
                                         LLC, Bennett J. Goodman, J. Albert
                                         Smith III and Douglas I. Ostrover is
                                         280 Park Avenue, New York, NY 10017.

                                         The address of the principal business
                                         and principal office of each of
                                         Blackstone Holdings I L.P., Blackstone
                                         Holdings I/II GP Inc., The Blackstone
                                         Group L.P., Blackstone Group Management
                                         L.L.C. and Mr. Stephen A. Schwarzman is
                                         c/o The Blackstone Group,
                                         345 Park Avenue, New York, NY 10154.

Signatures:
Dated: May 26, 2010                      GSO Crosstex Holdings LLC

                                         By:  /s/Marisa Beeney
                                              ----------------------------------
                                         Name: Marisa Beeney
                                         Title: Authorized Person

                                         Blackstone / GSO Capital Solutions Fund
                                         LP

                                         By: /s/Marisa Beeney
                                             -----------------------------------
                                         Name: Marisa Beeney
                                         Title: Authorized Person

                                         Blackstone / GSO Capital Solutions
                                         Associates LLC

                                         By: /s/Marisa Beeney
                                             -----------------------------------
                                         Name: Marisa Beeney
                                         Title: Authorized Person

                                         GSO Special Situations Funds LP

                                         By: /s/Marisa Beeney
                                             -----------------------------------
                                         Name: Marisa Beeney
                                         Title: Authorized Person

                                         GSO Capital Partners LP

                                         By: /s/Marisa Beeney
                                             -----------------------------------
                                         Name: Marisa Beeney
                                         Title: Authorized Person

                                         GSO Advisor Holdings L.L.C.

                                         By: /s/Robert L. Friedman
                                             -----------------------------------
                                         Name: Robert L. Friedman
                                         Title: Authorized Person

                                         GSO Holdings I LLC

                                         By: /s/Robert L. Friedman
                                             -----------------------------------
                                         Name: Robert L. Friedman
                                         Title: Authorized Person

                                         Blackstone Holdings I L.P.

                                         By: /s/Robert L. Friedman
                                             -----------------------------------
                                         Name: Robert L. Friedman
                                         Title: Authorized Person

                                         Blackstone Holdings I/II GP Inc.

                                         By: /s/Robert L. Friedman
                                             -----------------------------------
                                         Name: Robert L. Friedman
                                         Title: Authorized Person

                                         The Blackstone Group L.P.

                                         By: /s/Robert L. Friedman
                                             -----------------------------------
                                         Name: Robert L. Friedman
                                         Title: Authorized Person

                                         Blackstone Group Management L.L.C.

                                         By: /s/Robert L. Friedman
                                             -----------------------------------
                                         Name: Robert L. Friedman
                                         Title: Authorized Person

                                         Mr. Stephen A. Schwarzman

                                         By: /s/Stephen A. Schwarzman
                                             -----------------------------------
                                         Name: Stephen A. Schwarzman

                                         Bennett J. Goodman

                                         By: /s/George Fan
                                             -----------------------------------
                                         Name: George Fan
                                         Title: Attorney-in-Fact

                                         J. Albert Smith III

                                         By: /s/George Fan
                                             -----------------------------------
                                         Name: George Fan
                                         Title: Attorney-in-Fact

                                         Douglas I. Ostrover

                                         By: /s/George Fan
                                             -----------------------------------
                                         Name: George Fan
                                         Title: Attorney-in-Fact